                                                                    EXHIBIT 3.69

--------------------------------------------------------------------------------
      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU
--------------------------------------------------------------------------------
Date Received     Adjusted per telephone                  (FOR BUREAU USE ONLY)
                    authorization from
FEB 01 1994
-----------------------------------------

                       Barb Carter.                          FILED
-----------------------------------------
                                                           FEB 11 1994

                                                          Administrator
                                                 MICHIGAN DEPARTMENT OF COMMERCE
                                                 Corporation & Securities Bureau

Name
          David L. Tennent
-----------------------------------------
Address
          801 W. Big Beaver Rd, Ste. 500
-----------------------------------------
City               State        Zip Code
        Troy      MI             48084               EFFECTIVE DATE:
-----------------------------------------
- DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE.-

                       RESTATED ARTICLES OF INCORPORATION
                    FOR USE BY DOMESTIC PROFIT CORPORATIONS
            (Please read information and instructions on last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

--------------------------------------------------------------------------------
1.   The present name of the corporation is: T C REALTY, INC.

2.   The corporation identification number assigned by the Bureau is: 225-982

3.   All former names of the corporation are: CMI-TECH CENTER, INC.

4.   The date of filing the original Articles of Incorporation was: 9/17/87
--------------------------------------------------------------------------------

     The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:

ARTICLE 1
--------------------------------------------------------------------------------
 The name of the corporation is: T C REALTY, INC.
--------------------------------------------------------------------------------
ARTICLE II
--------------------------------------------------------------------------------

The purpose or purposes for which the corporation is formed are: To engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.
--------------------------------------------------------------------------------


GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE III
--------------------------------------------------------------------------------
 The total authorized shares:

    Common shares 50,000             Preferred shares __________________________

    A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV
--------------------------------------------------------------------------------
1. The address of the current registered office is:

30333 Southfield Road          Southfield, Michigan     48076
-----------------------------------------           -----------
(STREET ADDRESS)                (CITY)               (ZIP CODE)

2. The mailing address of the current registered office if different than above:

      ___________________________________, Michigan __________________
      (P.O. BOX)                   (CITY)               (ZIP CODE)

3. The name of the current resident agent is: Gary F. Ruff
--------------------------------------------------------------------------------

ARTICLE V (OPTIONAL. DELETE IF NOT APPLICABLE.)
--------------------------------------------------------------------------------
When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders of class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.
--------------------------------------------------------------------------------

ARTICLE VI (OPTIONAL. DELETE IF NOT APPLICABLE.)
--------------------------------------------------------------------------------
Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.
--------------------------------------------------------------------------------

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE VII ( ADDITIONAL PROVISIONS, IT ANY, MAY BE INSERTED HERE; ATTACH ADDITIONAL PAGES IF NEEDED.)

--------------------------------------------------------------------------------

     SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF

--------------------------------------------------------------------------------

5. COMPLETE SECTION (a) IF THE RESTATED ARTICLES WERE ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS; OTHERWISE, COMPLETE SECTION (b)

     a.   [ ]   These Restated Articles of Incorporation were duly adopted on the______ day of __________, 19_______, in accordance with the provisions of Section 642 of the Act by the unanimous consent of the incorporators before the first meeting of the Board of Directors.

                Signed this ________ day of __________________________, 19______

                _________________________________  _____________________________

                _________________________________  _____________________________

                  (SIGNATURES OF INCORPORATORS: TYPE OR PRINT NAME UNDER EACH
                                        SIGNATURE)

     b.   [X]   These Restated Articles of Incorporation were duly adopted on the 14TH day of JANUARY, 1994, in accordance with the provisions of Section 642 of the Act and: (check one of the following)

                [ ] were duly adopted by the Board of Directors without a vote of the shareholders. These Restated Articles of Incorporation only restate and integrate and do not further amend the provisions of the Articles of Incorporation as heretofore amended and there is no material discrepancy between those provisions and the provisions of these Restated Articles.

                [ ] were duly adopted by the shareholders. The necessary number of shares as required by statute were voted in favor of these Restated Articles.

                [ ] were duly adopted by the written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) of the Act. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

                [X] were duly adopted by the written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

                             Signed this 14th day of January, 1994

                             By /s/ Gary F. Ruff
                                ------------------------------------------------
                                                  (SIGNATURE)

                                 Gary F. Ruff                    President
                             ---------------------------------------------------
                              (TYPE OR PRINT NAME)         (TYPE OR PRINT TITLE)

GOLD SEAL APPEARS ONLY ON ORIGINAL

               ATTACHMENT TO RESTATED ARTICLES OF INCORPORATION OF
                                 TC REALTY, INC.

ARTICLE VII

(1) A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its shareholders; (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) for a violation of Section 551(1) of the Michigan
Business Corporation Act; (d) for any transaction from which the director derived an improper personal benefit; or (e) for any act or omission occurring prior to the date of the approval of this Article. In the event the Michigan Business Corporation Act is amended after the approval of this Article to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended. Any repeal, modification or adoption of any provision in these Articles of Incorporation inconsistent with this Article shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal, modification or adoption.

(2) Directors and officers of the corporation shall be indemnified as of right to the fullest extent now or hereafter permitted by law in connection with any actual or threatened civil, criminal, administrative or investigative action, suit or proceeding (whether formal or informal and whether brought by or in the name of the corporation, a subsidiary or otherwise) arising out of: (a) any actual or alleged act or omission at any time as a director or officer of the corporation, a subsidiary, or any organization for which the person is serving at the request of the corporation; (b) their past, present or future status as a director of officer of the corporation, a subsidiary or any organization for which the person is serving at the request of the corporation. Persons who are not directors or officers of the corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the board of directors of the corporation. The provisions of this Article shall be applicable to directors and officers who have ceased to render such service and shall inure to the benefit of their heirs, executors and administrators. The right of indemnity provided herein shall not be exclusive, and the corporation may provide indemnification to any person, by agreement or otherwise, on such terms and conditions as the board of directors of the corporation may approve. Any agreement for indemnification of any director, officer, employee or other person may provide indemnification rights which are broader or otherwise different than those set forth in the Michigan Business Corporation Act.

-------------------------------------------------------------------------------
             MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
               CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
-------------------------------------------------------------------------------

Date Received                                              (FOR BUREAU USE ONLY)
JUN 21 1999
----------------------
                                                               FILED
                                                         JUN 21 1999
                                                         Administrator
                                            CORP., SECURITIES & LAND DEV. BUREAU


Name    ____________ ________ _________ ___________
Address 517-663-2525 Ref #94118
Attn:   Chery1 J. Bixby
        MICHIGAN RUNNER SERVICE
City    P.O. BOX 266
        Eaton Rapids, MI 48827                       EFFECTIVE DATE;

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. -

            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                     FOR USE BY DOMESTIC PROFIT CORPORATIONS
          (Please read information and instructions on the last page)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The present name of the corporation is: T C REALTY, INC.

2. The identification number assigned by the Bureau is: 225-982

3. The location of its registered office is:

30333 Southfield Road          Southfield, Michigan       48076
---------------------          --------------------      ---------
(Street Address)                   (City)               (ZIP Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

The name of the corporation is HLI REALITY, INC.

Article IV of the Articles of Incorporation is hereby amended to read as follows;

1. The address of the registered office 15300 Centennial Drive, Northville, Michigan 48167.

3. The name of the resident agent at the registered office is Patrick B. Carey.


GOLD SEAL APPEARS ONLY ON ORIGINAL

5. (FOR AMENDMENTS ADOPTED BY UNANIMOUS CONSENT OF INCORPORATORS BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES.)

   The foregoing amendment to the Articles of Incorporation was duly adopted on the _____day of_____, 19_____, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Turstees.

                Signed this__________day of_____________, 19_____________.
   ___________________________________  ________________________________________
                (Signature)                           (Signature)

   ___________________________________  ________________________________________
           (Type or Print Name)                  (Type or Print Name)

   ___________________________________  ________________________________________
                (Signature)                           (Signature)

   ___________________________________  ________________________________________
           (Type or Print Name)                  (Type or Print Name)

6. (FOR PROFIT CORPORATIONS, AND FOR NONPROFIT CORPORATIONS WHOSE ARTICLES STATE THE CORPORATION IS ORGANIZED ON A STOCK OR ON A MEMBERSHIP BASIS.)

   The foregoing amendment to the Articles of Incorporation was duly adopted on the 30th day of April, 1999 by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

   [ ] at a meeting. The necessary votes were cast in favor of the amendment.

   [ ] by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with
       Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note:
       Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

   [X] by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or
       Section 407(2) of the Act if a profit corporation.

                                Signed this 17th day of June, 1999

       By /S/ William D. Shovers
          ----------------------------------------------------------------------
         (Signature of President, Vice-President, Chairperson, Vice-Chairperson)

          William D. Shovers                       Vice-President
         ----------------------------------------------------------
         (Type of Print Name)                 (Type of Print Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

-------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES
               CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU
-------------------------------------------------------------------------------

Date Received                                              (FOR BUREAU USE ONLY)

JUN 28 1999
------------------------
                                                            FILED

                                                         JUN 28 1999

                                                        Administrator
                                            CORP., SECURITIES & LAND DEV. BUREAU



517-663-2525 REF #94366
Attn: Cheryl J. Bixby
MICHIGAN RUNNER SERVICE
P.O. Box 266
Eaton Rapids, MI 48827         EXPIRATION DATE: DECEMBER 31, 2004

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE.

                           CERTIFICATE OF ASSUMED NAME
  FOR USE BY CORPORATIONS, LIMITED PARTNERSHIPS AND LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The true name of the corporation, limited partnership, or limited liability company is:
   HLI REALTY, INC.

2. The identification number assigned by the Bureau is: (225-982)

3. The location of the corporation or limited liability company registered office in Michigan or the office at which the limited partnership records are maintained is:

   15300 Centennial Drive             Northville         Michigan       48167
   ----------------------             ----------         --------     ----------
   (Street Address)                     (City)            (State)     (Zip Code)

4. The assumed name under which business is to be transacted is:

   T C REALTY, INC.

   COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

                Signed this 17th day of June, 1999

                By /S/ William D. Shovers
                   ------------------------------------
                                (Signature)

                William D. Shovers                          Vice President
               --------------------------------------------------------------
               (Type or Print Name)                     (Type or Print Title)

     _________________________________________________________________
                     (Limited Partnerships Only - Indicate
                            Name of General Partner
                       if a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

-------------------------------------------------------------------------------
              MICHIGAN DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
                         BUREAU OF COMMERCIAL SERVICES
-------------------------------------------------------------------------------

Date Received                           (FOR BUREAU USE ONLY)

                                                          FILED
                                                      APR 22 2002

            This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the
            document.                               CIS Administrator
                                                    Bureau of Commercial Service

Name
    Kelly Brushaber
Address
    15300 Centennial Drive
City               State              Zip Code
    Northville      MI                 48167        EFFECTIVE DATE:

        DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE. IF LEFT BLANK DOCUMENT WILL BE MAILED TO THE REGISTERED OFFICE.

   CERTIFICATE OF CHANGE OF REGISTERED OFFICE AND/OR CHANGE OF RESIDENT AGENT
              FOR USE BY CORPORATIONS, LIMITED LIABILITY COMPANIES
           (Please read information and instructions on reverse side)

     Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), or Act 23, Public Acts of 1993 (limited liability companies), the undersigned corporation or limited liability company executes the following Certificate:

1. The name of the corporation or limited liability company is:

       HLI Realty, Inc.

2. The identification number assigned by the Bureau is: 225-982

3. a. The name of the registered agent on file with the Bureau is: Patrick B. Carey

   b. The location of the registered office on file with the Bureau is:

      1530 Centennial Drive, Northville, Michigan  48167
     -----------------------------------          -----------
          (Street Address)     (City)              (Zip Code)

   c. The mailing address of the above registered office on file with the Bureau is:

     Same as above_________________________________, Michigan ________________
   (Street Address or P.O. Box)        (City)                    (Zip Code)

  ENTER IN ITEM 4 THE INFORMATION AS IT SHOULD NOW APPEAR ON THE PUBLIC RECORD

4. a. The name of the resident agent is: Patrick C. Cauley

   b. The address of the registered office is:

     15300 Centennial Drive Northville, Michigan 48167
     ---------------------------------          -----------
       (Street Address)       (City)            (Zip Code)
   c. The mailing address of the registered office IF DIFFERENT THAN 4B is:

      _________________________________, Michigan________________________
      (Street Address or P.O. Box) (City)             (Zip Code)

5. The above changes were authorized by resolution duly adopted by: 1, ALL
   CORPORATIONS: its Board of Directors; 2. PROFIT CORPORATIONS ONLY: the resident agent if only the address of the registered office is changed, in which case a copy of this statement has been mailed to the corporation; 3. LIMITED LIABILITY COMPANIES: an operating agreement, affirmative vote of a majority of the members pursuant to section 502(1). managers pursuant to section 405, or the resident agent if only the address of the registered office is changed.

6. The corporation or limited liability company further states that the address of its registered office and the address of its resident agent, as changed, are identical.

Signature                      Type or Print Name and Title       Date Signed
/s/ Larry Karenko              Larry Karenko, Vice President      April 9, 2002

GOLD SEAL APPEARS ONLY ON ORIGINAL